Exhibit 24

                           SPECIAL POWER OF ATTORNEY

            Each of the undersigned officers and directors of WLR Foods, Inc. (WLR Foods), a Virginia corporation, appoints James L. Keeler and Delbert L. Seitz, or either of them (with full power to each of them to act alone) as his attorneys-in-fact and agents for him in such capacity either as an officer or director, or both, of WLR Foods, and authorizes such persons on behalf of WLR Foods, to sign and file any and all WLR Foods' registration statements, reports, schedules and other filings, and all amendments thereto, required or permitted to be filed under federal or state securities laws, including without limitation Forms 3, 4 and 5, registration statements, Form 10-K annual reports, Form 10-Q quarterly reports and Form 8-K current reports, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission, National Association of Securities Dealers, and any regulatory authority for any U.S. state or territory, and each of us hereby ratifies and confirms all that our attorneys-in-fact and agents or each of them may lawfully do or cause to be done by virtue hereof.

            WITNESS the following signatures and seals.


________________                    __________________________________(SEAL)
                                    John J. Broaddus

________________                    __________________________________(SEAL)
                                    Jane T. Brookshire

________________                    _________/s/ George E. Bryan______(SEAL)
                                    George E. Bryan

________________                    __________________________________(SEAL)
                                    Charles L. Campbell

________________                    ________/s/ Stephen W. Custer_____(SEAL)
                                    Stephen W. Custer

________________                    ________/s/ Calvin G. Germroth____(SEAL)
                                    Calvin G. Germroth

________________                    __________________________________(SEAL)
                                    William H. Groseclose

________________                   ________/s/ J. Craig Hott__________(SEAL)
                                    J. Craig Hott

________________                    __________________________________(SEAL)
                                    Peter A.W. Green

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_______________                     ________/s/ Herman D. Mason_______(SEAL)
                                    Herman D. Mason

_______________                     __________________________________(SEAL)
                                    Charles W. Wampler, Jr.

______________                      __________________________________(SEAL)
                                    William D. Wampler

______________                      __________________________________(SEAL)
                                    Henry L. Holler

______________                      __________________________________(SEAL)
                                    Kenneth D. Marshall

______________                      _____/s/ James L. Keeler _________(SEAL)
                                    James L. Keeler

______________                      __________________________________(SEAL)
                                    James L. Mason

______________                      __________________________________(SEAL)
                                    V. Eugene Misner

______________                      __________________________________(SEAL)
                                    Delbert L. Seitz